March 4, 2021

DREYFUS BASIC MONEY MARKET FUND, INC.

Supplement to Summary Prospectus, Prospectus and Statement of Additional Information

The Board of Directors of Dreyfus BASIC Money Market Fund, Inc. (the "Fund") has approved the liquidation of the Fund, effective on or about May 26, 2021 (the "Liquidation Date").  Before the Liquidation Date, and at the discretion of Fund management, the Fund's portfolio securities will be sold and/or allowed to mature in their normal course and the Fund may cease to pursue its investment objective and policies.  The liquidation of the Fund may result in one or more taxable events for shareholders subject to federal income tax.

Accordingly, effective on or about April 7, 2021 (the "Closing Date"), the Fund will be closed to any investments for new accounts, except that new accounts may be established for "sweep accounts" and by participants in group retirement plans if the Fund is established as an investment option under the plans before the Closing Date.  The Fund will continue to accept subsequent investments until the Liquidation Date, except that subsequent investments made by check or pursuant to TeleTransfer no longer will be accepted after May 14, 2021.  However, subsequent investments by Individual Retirement Accounts and retirement plans sponsored by BNY Mellon Investment Adviser, Inc. or its affiliates (together, "BNYM Adviser Retirement Plans") pursuant to TeleTransfer (but not by check) will be accepted after May 14, 2021.  Please note that checks presented for payment to the Fund's transfer agent pursuant to the Fund's Checkwriting Privilege on or after the Liquidation Date will not be honored.

Effective April 7, 2021, the Fund's transaction fees that are applicable to redemptions and exchanges of Fund shares held in accounts with balances below $50,000 will be waived on any redemption or exchange of Fund shares.

Fund shares held on the Liquidation Date in BNYM Adviser Retirement Plans, if any, will be exchanged for Wealth shares of Dreyfus Government Cash Management ("DGCM").  Investors may obtain a copy of the Prospectus of DGCM by calling 1-800-373-9387.

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